MAINSTAY GROUP OF FUNDS

MainStay Retirement 2010 Fund

MainStay Retirement 2020 Fund

MainStay Retirement 2030 Fund

MainStay Retirement 2040 Fund

MainStay Retirement 2050 Fund

Supplement dated June 17, 2013 (“Supplement”) to the Summary Prospectuses

and Prospectus, each dated February 28, 2013

This Supplement updates certain information contained in the Summary Prospectuses and Prospectus for MainStay Retirement 2010 Fund, MainStay Retirement 2020 Fund, MainStay Retirement 2030 Fund, MainStay Retirement 2040 Fund and MainStay Retirement 2050 Fund (each a “Fund” and collectively, “Funds”), series of MainStay Funds Trust. You may obtain copies of the Funds’ Summary Prospectuses, Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free 800-MAINSTAY (624-6782), or by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 169 Lackawanna Avenue, Parsippany, New Jersey 07054. These documents are also available on the Funds’ website at mainstayinvestments.com. Please review this important information carefully.

At a meeting held on June 10-12, 2013, the Funds’ Board of Trustees approved changes to each Fund’s Principal Investment Strategies. Accordingly, effective July 1, 2013, each Fund’s Principal Investment Strategies section is revised as follows:

1.	The third sentence of the second paragraph in the “Principal Investment Strategies” section for each Fund is replaced as follows:

The asset mix will progressively reduce equity exposure and become more conservative during the ten years after the target retirement date, when it will become approximately 30% equities (within a range of 20% to 40%) and 70% fixed income (within a range of 60% to 80%).

2.	The fourth paragraph and the chart contained in each Fund’s “Principal Investment Strategies” section is replaced with the following corresponding paragraph and chart:

Retirement 2010 Fund

The following chart illustrates the Fund's target allocation among the asset classes as of July 1, 2013, and how the target allocation will change over time as the Fund continues to pass its target retirement date of 2010, until it reaches its final allocation. The Fund’s target allocation will continue to change, becoming more conservative over a period of time after retirement (approximately ten years). Target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above.

Retirement 2020 Fund

The following chart illustrates the Fund's target allocation among the asset classes as of July 1, 2013, and how the target allocation will change over time as the Fund approaches its target retirement date of 2020. The Fund’s target allocation will continue to change as it passes its target retirement date of 2020, until it reaches its final allocation. The Fund will become more conservative over a period of time after retirement (approximately ten years). Target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above.

Retirement 2030 Fund

The following chart illustrates the Fund's target allocation among the asset classes as of July 1, 2013, and how the target allocation will change over time as the Fund approaches its target retirement date of 2030. The Fund’s target allocation will continue to change as it passes its target retirement date of 2030, until it reaches its final allocation. The Fund will become more conservative over a period of time after retirement (approximately ten years). Target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above.

Retirement 2040 Fund

The following chart illustrates the Fund's target allocation among the asset classes as of July 1, 2013, and how the target allocation will change over time as the Fund approaches its target retirement date of 2040. The Fund’s target allocation will continue to change as it passes its target retirement date of 2040, until it reaches its final allocation. The Fund will become more conservative over a period of time after retirement (approximately ten years). Target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above.

Retirement 2050 Fund

The following chart illustrates the Fund's target allocation among the asset classes as of July 1, 2013, and how the target allocation will change over time as the Fund approaches its target retirement date of 2050. The Fund’s target allocation will continue to change as it passes its target retirement date of 2050, until it reaches its final allocation. The Fund will become more conservative over a period of time after retirement (approximately ten years). Target allocations and/or actual holdings will vary from time to time as a result of the tactical allocation process, although these variations will remain within the ranges described above.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.